UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 27, 2025

BLACK SPADE ACQUISITION II CO
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42258	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 2902, 29/F, The Centrium, 60 Wyndham Street, Central, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 3955 1316

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value, included as part of the units	BSII	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50, included as part of the units	BSIIW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	BSIIU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

On January 27, 2025, Black Spade Acquisition II Co, an exempted company incorporated with limited liability under the laws of Cayman Islands (“Black Spade II” or the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”) with World Media and Entertainment Universal Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands, (“WME”) and WME Merger Sub Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of WME (“Merger Sub”), pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Black Spade II (“Merger”), with Black Spade II surviving the Merger as a wholly-owned subsidiary of WME. The Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.”

The Business Combination

Pursuant to the Business Combination Agreement, among other things, prior to the effective time of the Merger (the “Merger Effective Time”), (i) the fourth amended and restated memorandum and articles of association of WME (“Listing Articles”) will be adopted and become effective, (ii) WME will re-designate (x) each ordinary share of WME (other than non-voting ordinary shares) that is not held by AMTD Digital Inc. (“AMTD Digital”) into one Class A ordinary share of WME (“WME Class A Ordinary Share”), (y) each ordinary share of WME (other than non-voting ordinary shares) that is held by AMTD Digital into one Class B ordinary share of WME (“WME Class B Ordinary Share”) and (z) each non-voting ordinary share of WME into one non-voting preferred share of WME (“WME Preferred Share”) and (iii) immediately prior to the Merger Effective Time, WME will effect a share consolidation or subdivision such that (x) each WME Class A Ordinary Share will be consolidated or divided into a number of WME Class A Ordinary Shares equal to the Adjustment Factor (as defined below), (y) each WME Class B Ordinary Share will be consolidated or divided into a number of WME Class B Ordinary Shares equal to the Adjustment Factor and (z) each WME Preferred Share will be consolidated or divided into a number of WME Preferred Shares equal to the Adjustment Factor (as defined below) (the actions described in item (iii), the “Recapitalization”). The “Adjustment Factor” is a number resulting from dividing the Per Share WME Equity Value by $10.00. The “Per Share WME Equity Value” is obtained by dividing (a) the equity value of WME (being $488,000,000) by (b) the aggregate number of ordinary shares of WME issued and outstanding immediately prior to the Recapitalization.

At the Merger Effective Time and as a result of the Merger, (i) each Class B ordinary share of Black Spade II, par value $0.0001 per share (“BSII Class B Ordinary Shares”) that is issued and outstanding immediately prior to the Merger Effective Time will be automatically cancelled in exchange for the right to receive one WME Class A Ordinary Share; (ii) each Class A ordinary share of Black Spade II, par value $0.0001 per share (“BSII Class A Ordinary Share”) that is issued and outstanding immediately prior to the Merger Effective Time (other than such BSII Class A Ordinary Shares that are treasury shares, validly redeemed shares or BSII Dissenting Shares (as defined below)) will be cancelled in exchange for the right to receive one WME Class A Ordinary Share; (iii) each BSII Class A Ordinary Share that is held as a treasury share will be cancelled and cease to exist; (iv) each issued and outstanding BSII Class A Ordinary Share that is validly redeemed will be cancelled in exchange for the right to be paid a pro rata share of the aggregate amount payable with respect to the Black Spade II Shareholder Redemption; and (v) each issued and outstanding BSII Class A Ordinary Share that is held by any person who has validly exercised and not effectively withdrawn or lost their right to dissent from the Merger in accordance with Section 238 of the Companies Act (As Revised) of the Cayman Islands (“BSII Dissenting Share”) will be cancelled and carry no right other than the right to receive the payment of the fair value of such BSII Dissenting Share determined in accordance with Section 238 of the Companies Act (As Revised) of the Cayman Islands.

At the Merger Effective Time, each issued and outstanding warrant of Black Spade II sold to the public and to Black Spade Sponsor LLC II, a limited liability company registered under the laws of the Cayman Islands (“Sponsor”), in a private placement in connection with Black Spade II’s initial public offering will be exchanged for a corresponding warrant exercisable for WME Class A Ordinary Shares (“WME Warrants”).

The Business Combination has been approved by the boards of directors of both Black Spade II and WME.

Conditions to Closing

The consummation of the Business Combination (the “Closing” and the date of the Closing, the “Closing Date”) is conditioned upon, among other things: (i) the approval for listing of WME Class A Ordinary Shares and WME Warrants to be issued in connection with the Business Combination on the Nasdaq Stock Market or (if notified by the Company to Black Spade II no later than 30 days from the date of the Business Combination Agreement) New York Stock Exchange (“NYSE”) (each, a “Qualified Stock Exchange”); (ii) the absence of any law or governmental order enjoining, prohibiting or making illegal the consummation of the Business Combination; (iv) the receipt of the required approval by the Black Spade II shareholders; (v) the receipt of the required approval by the WME shareholders; and (vi) the effectiveness of the Registration Statement (as defined below) in accordance with the Securities Act of 1933, as amended (the “Securities Act”) and the absence of any stop order issued by the U.S. Securities and Exchange Commission (the “SEC”) with respect to the Registration Statement.

The obligations of Black Spade II to consummate the Business Combination are also conditioned upon, among other things: (i) the accuracy of the representations and warranties of WME (subject to certain materiality standards set forth in the Business Combination Agreement); (ii) the material compliance by WME with its pre-closing covenants; (iii) the absence of any event since the date of the Business Combination Agreement that has had, or would reasonably be expected to have, a material adverse effect on the business, results of operations or financial condition of WME and its subsidiaries, taken as a whole (subject to certain exceptions set forth in the Business Combination Agreement); (iv) no revocation, supplement or amendment of the letter of support which has been duly executed by AMTD Digital in favor of WME; and (v) no revocation, supplement or amendment of a certain intellectual property license by AMTD Group Inc. in favor of WME and a certain confirmatory assignment agreement by a third party in favor of AMTD Group Inc., both of which have been duly executed.

The obligations of WME and Merger Sub to consummate the Business Combination are also conditioned upon, among other things: (i) the accuracy of the representations and warranties of Black Spade II (subject to certain materiality standards set forth in the Business Combination Agreement); (ii) the material compliance by Black Spade II with its pre-closing covenants; (iii) the absence of any event since the date of the Business Combination Agreement that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Black Spade II to timely consummate the Business Combination; and (iv) after giving effect to the exercise of the redemption rights of the Black Spade II shareholders (the “Black Spade II Shareholder Redemption”), Black Spade II (as the surviving company of the Merger) having at least $5,000,001 of net tangible assets immediately after the consummation of the Business Combination.

Covenants

The Business Combination Agreement includes customary covenants of the parties thereto with respect to operation of their respective businesses prior to consummation of the Business Combination and efforts to satisfy conditions for the consummation of the Business Combination. The Business Combination Agreement also contains additional covenants of the parties, including, among others, (i) a covenant providing for Black Spade II and WME to cooperate in the preparation of the Registration Statement on Form F-4 required to be prepared in connection with the Business Combination (the “Registration Statement”), (ii) covenants requiring Black Spade II to call, convene and hold an extraordinary general meeting of the Black Spade II shareholders (the “Black Spade II Extraordinary General Meeting”) to consider and vote upon the Business Combination and to provide the Black Spade II shareholders with the opportunity to effect a Black Spade II Shareholder Redemption in connection therewith as promptly as reasonably practicable following the date that the Registration Statement is declared effective by the SEC under the Securities Act, (iii) covenants requiring WME to obtain the approval of the Business Combination by the WME shareholders, and (iv) covenants prohibiting Black Spade II and WME from, among other things, soliciting or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions.

Representations and Warranties

The Business Combination Agreement contains representations and warranties of WME, relating to, among other things, corporate organization; the authorization, performance and enforceability against WME of the Business Combination Agreement; required consents and filings; absence of conflicts; WME’s subsidiaries; capitalization of WME and its subsidiaries; financial statements; absence of undisclosed liabilities; absence of changes; litigation; compliance with laws; material contracts; intellectual property; data privacy and security; employee benefits; labor matters; tax matters; insurance; real property; environmental matters; related party transactions; vendors; customers; anti-corruption; information supplied for inclusion in the Registration Statement; and broker’s fees.

The Business Combination Agreement contains representations and warranties of Black Spade II, relating to, among other things, corporate organization; the authorization, performance and enforceability against Black Spade II of the Business Combination Agreement; required consents and filings; absence of conflicts; litigation; capitalization; undisclosed liabilities; reports filed with the SEC, financial statements and internal controls; listing and compliance with Nasdaq rules; information supplied for inclusion in the Registration Statement and Proxy Statement; trust account; absence of changes; compliance with laws; material contracts; employees and employee benefits plans; properties; related party transactions; tax matters; anti-corruption; independent investigation; broker’s fees; the Investment Company Act of 1940, as amended, and the Jumpstart Our Business Startups Act of 2012, as amended.

The representations and warranties made in the Business Combination Agreement will not survive the consummation of the Merger.

WME Earnout

Following the Closing, if any of the following events occurs prior to the first anniversary of the Closing Date (the “Earnout Period”), WME may issue, or cause to be issued, to each of AMTD Digital, AMTD IDEA Group and AMTD Group Inc. (in accordance with their respective pro rata share, calculated on the basis of the number of WME Class A Ordinary Shares held by them inter se), such number of WME Class A Ordinary Shares which in aggregate represent 3% of the aggregate number of WME Class A Ordinary Shares outstanding as of the date such event occurs (collectively, the “WME Earnout Shares”):

(a)	the daily dollar volume-weighted average price (“VWAP”) of WME Class A Ordinary Shares is equal to or greater than $30.00 for forty (40) trading days during any continuous sixty (60) trading day period; or

(b)	(i) the VWAP of WME Class A Ordinary Shares is equal to or greater than $20.00 for forty (40) trading days during any continuous sixty (60) trading day period; (ii) WME or any of its subsidiaries has acquired not less than 51% of the ownership interest in a hotel of not less than 100 rooms (including with all permits, licences, consents and approvals as may be required for such hotel to operate) which is fully operating during the Earnout Period and not less than 51% interest in the management contract with respect to such hotel; and (iii) WME or any of its subsidiaries has acquired not less than 51% of the ownership interest in each of at least five (5) Eligible Coffee Shops and not less than 51% interest in each management contract with respect to each such Eligible Coffee Shop. As used herein, “Eligible Coffee Shop” means a commercial shop retailing coffee products under the “L’Officiel” brand, which has not less than 20 seats and is fully operating during the Earnout Period and has all permits, licences, consents and approvals as may be required for it to operate (but excluding any “pop-up” shops or other shops or retail facilities of a temporary nature).

Incentive Award Plan

WME will adopt an incentive award plan (the “WME Incentive Award Plan”) prior to the Closing. The WME Incentive Award Plan will provide for the grant of awards to employees and other service providers of WME and its subsidiaries with a total pool of awards of WME Class A Ordinary Shares not exceeding 10% of the aggregate number of WME Class A Ordinary Shares outstanding as of immediately after the Closing on a fully diluted, as converted and as-exercised basis.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to Closing, including: (i) by written consent of all parties to the Business Combination Agreement; (ii) by either WME or Black Spade II if the Registration Statement has not been declared effective under the Securities Act on or before June 10, 2025, or, if so agreed in writing by Black Spade II and WME, August 27, 2025 (the “Effectiveness Deadline”); (iii) by either WME or Black Spade II if the consummation of the Merger is permanently enjoined, prohibited, deemed illegal or prevented by a final, non-appealable governmental order; (iv) by either WME or Black Spade II upon a breach of any representation, warranty, covenant or agreement set forth in the Business Combination Agreement by the other party if such breach gives rise to a failure of certain closing conditions to be satisfied and cannot be or has not been cured within 30 days following the receipt of notice from the non-breaching party (or any shorter period of the time that remains between the delivery of such notice and the Effectiveness Deadline); or (v) by either WME or Black Spade II if the Black Spade II shareholder approval is not obtained at the Black Spade II Extraordinary General Meeting (subject to any permitted adjournment or postponement).

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K (the “Current Report”) as Exhibit 2.1 and the terms of which are incorporated by reference herein.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Black Spade II’s public disclosures.

Certain Related Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Shareholders Support and Lock-Up Agreement and Deed

Concurrently with the execution of the Business Combination Agreement, Black Spade II, WME and all shareholders of WME (the “WME Shareholders”) entered into a shareholder support and lock-up agreement and deed (the “WME Shareholders Support Agreement”), pursuant to which each WME Shareholder agreed to, among other things, (i) attend any WME shareholder meeting to establish a quorum for the purpose of approving the Business Combination, and (ii) vote the Pre-Recapitalization WME Shares and any other WME securities acquired by such WME Shareholder in favor of approving the transactions contemplated by the Business Combination Agreement.

In addition, pursuant to the WME Shareholders Support Agreement, each of AMTD Digital, AMTD IDEA Group and AMTD Group Inc. (each, a “Lock-Up Obligor”) also agreed not to transfer, during a period of three (3) years from and after the Closing Date, subject to customary exceptions, (i) any WME Ordinary Shares held by such Lock-Up Obligor immediately after the Closing, excluding any WME Ordinary Shares acquired in open market transactions after the Closing, (ii) any WME Ordinary Shares received by such Lock-Up Obligor upon the exercise, conversion or settlement of options or warrants held by such Lock-Up Obligor immediately after Closing (along with such options or warrants themselves), and (iii) any WME equity securities issued or issuable with respect to any securities referenced in clauses (i) through (ii) by way of share dividend or share split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

The foregoing description of the WME Shareholders Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the WME Shareholders Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Sponsor Support Agreement and Deed

Concurrently with the execution of the Business Combination Agreement, WME, Black Spade II, Sponsor and certain other holders of BSII II Class B Ordinary Shares and BSII Private Warrants (each, and together with the Sponsor, the “Sponsor Parties”) entered into a sponsor support agreement and deed (the “Sponsor Support Agreement”), pursuant to which each Sponsor Party agreed to, among other things, (i) attend the Black Spade II Extraordinary General Meeting to establish a quorum for the purpose of approving the Business Combination, and (ii) vote the BSII Class B Ordinary Shares, and any other Black Spade II securities acquired by such Sponsor Party in favor of approving the transactions contemplated by the Business Combination Agreement.

In addition, pursuant to the Sponsor Support Agreement, from the Closing until the date falling two years after the Closing Date, for so long as the Sponsor and its affiliates collectively hold at least 5% of the issued and outstanding WME ordinary shares, the Sponsor shall be entitled to appoint up to two non-voting observers to the board of directors of the Company, and, for so long as the Sponsor and its affiliates collectively hold at least 3% but less than 5% of the issued and outstanding WME ordinary shares, the Sponsor shall be entitled to appoint one non-voting observer to the board of directors of the Company.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is filed with this Current Report as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Registration Rights Agreement

At the Closing, WME and certain shareholders of WME and Black Spade II will enter into a registration rights agreement (the “Registration Rights Agreement”) containing customary registration rights for parties thereof.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, the form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Assignment, Assumption and Amendment Agreement

At the Closing, WME, Black Spade II and Continental Stock Transfer & Trust Company will enter into an assignment, assumption and amendment agreement (the “Assignment, Assumption and Amendment Agreement”) of that certain warrant agreement, dated August 27, 2024, by and between Black Spade II and Continental Stock Transfer & Trust Company (the “Existing Warrant Agreement”), pursuant to which, among other things, effective as of the Merger Effective Time, Black Spade II will assign all of its rights, interests and obligations under the Existing Warrant Agreement to WME.

The foregoing description of the Assignment, Assumption and Amendment Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Assignment, Assumption and Amendment Agreement, the form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On January 27, 2025, Black Spade II and WME issued a joint press release announcing their entry into the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed transaction between Black Spade II and WME, including statements regarding the benefits of the transaction, the anticipated benefits of the transaction, Black Spade II’s or WME’s expectations concerning the outlook for WME’s business, productivity, plans and goals for product launches, deliveries and future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are their managements’ current predictions, projections and other statements about future events that are based on current expectations and assumptions available to Black Spade II and WME, and, as a result, are subject to risks and uncertainties. Any such expectations and assumptions, whether or not identified in this document, should be regarded as preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against Black Spade II, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the amount of redemption requests made by Black Spade II public shareholders and the inability to complete the business combination due to the failure to obtain approval of the shareholders of Black Spade II, to obtain financing to complete the business combination or to satisfy other conditions to closing and; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of WME as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination; (8) costs related to the business combination; (9) risks associated with changes in laws or regulations applicable to WME’s diverse business lines and WME’s international operations; (10) the possibility that WME or the combined company may be adversely affected by other economic, geopolitical, business, and/or competitive factors; (11) WME’s ability to anticipate trends and respond to changing customer preferences for fashion, arts and entertainment content and for lodging; and (12) negative perceptions or publicity of the brands of WME . The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of WME’s registration statement on Form F-4 to be filed by WME with the U.S. Securities and Exchange Commission (the “SEC”), and other documents filed by WME and/or Black Spade II from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this document are qualified by these cautionary statements. WME and Black Spade II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Neither WME nor Black Spade II gives any assurance that either WME or Black Spade II will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by WME or Black Spade II or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This document relates to a proposed transaction between Black Spade II and WME. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. WME intends to file a registration statement on Form F-4 that will include a proxy statement of Black Spade II and a prospectus of WME with the SEC. After the registration statement is declared effective, the definitive proxy statement/prospectus will be sent to all Black Spade II shareholders as of a record date to be established for voting on the proposed transaction. Black Spade II also will file other documents regarding the proposed transaction with the SEC. This document does not contain all the information that should be considered concerning the proposed transactions and is not intended to form the basis of any investment decision or any other decision in respect of the transactions. Before making any voting or investment decision, investors and shareholders of Black Spade II are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Participants in the Solicitation

Black Spade II and WME and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Black Spade II’s shareholders in connection with the proposed transaction. Information about Black Spade II’s directors and executive officers and their ownership of Black Spade II’s securities is set forth in Black Spade II’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1	Business Combination Agreement
10.1	Shareholders Support and Lock-Up Agreement and Deed
10.2	Sponsor Support Agreement and Deed
10.3	Form of Registration Rights Agreement
10.4	Form of Assignment, Assumption and Amendment Agreement
10.5	Form of Plan of Merger
99.1	Press Release, dated January 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2025

BLACK SPADE ACQUISITION II CO

By:	/s/ Chi Wai Dennis Tam
Name:	Chi Wai Dennis Tam
Title:	Executive Chairman of the Board and Co-Chief Executive Officer

[Signature Page to Form 8-K]